SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2006

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Notes: FTI Consulting, Inc. (“FTI”) hereby amends its Form 8-K/A (Amendment No.1) dated October 3, 2006 and filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2006 (the “Form 8-K/A1”) as set forth below.

Item 2.01. It has come to the attention of FTI that due to discrepancies in the information provided to FTI at the closing of the acquisition of substantially all of the share capital of FD International (Holdings) Limited (“FD”) from the holders of such share capital, FTI erroneously reported the numbers of unregistered equity securities of FTI issued in connection with the FD transaction and the aggregate principal amounts of loan notes issued by FTI FD LLC (“Bidco) under Item 2.01 of the Form 8-K/A1. FTI should have reported that (i) as of October 4, 2006, FTI issued 262,291 shares of common stock rather than 262,888 shares of common stock, (ii) as of October 4, 2006, Bidco issued loan notes in lieu of cash in the aggregate principal amount of £3,637,197.70 rather than £3,645,589.70, (iii) as of October 4, 2006, Bidco issued loan notes in lieu of common stock in the aggregate principal amount of approximately £10,121,523 rather than £10,144,520.94, (iv) as of October 4, 2006, FTI issued Put/Call Options (as defined below in Item 2.01) exercisable for 862,875 shares of common stock rather than 862,278 shares of common stock, and (v) as of October 6, 2006, FTI issued 862,875 shares of common stock upon exercise of the Put/Call Options rather than 862,278 shares of common stock. Accordingly, FTI hereby amends and restates the information contained in Item 2.01 of the Form 8-K/A1 in its entirety to read as set forth below under Item 2.01 of this Form 8-K/A (Amendment No. 2).

Item 3.02. It has come to the attention of FTI that due to discrepancies in the information provided to FTI at the closing of the acquisition of substantially all of the share capital of FD from the holders of such share capital, FTI erroneously reported the number of unregistered shares of equity securities of FTI issued in connection with the FD transaction under Item 3.02 of the Form 8-K/A1. FTI should have reported that (i) as of October 4, 2006, FTI issued 262,291 shares of common stock rather than 262,888 shares of common stock, (ii) as of October 4, 2006, FTI issued Put/Call Options (as defined in Item 2.01 below) exercisable for 862,875 shares of common stock rather than 862,278 shares of common stock, and (iii) as of October 6, 2006, FTI issued 862,278 shares of common stock upon exercise of the Put/Call Options rather than 915,717 shares of common stock. Accordingly, FTI hereby amends and restates Item 3.02 of the Form 8-K/A1 in its entirety to read as set forth below under Item 3.02 of this Form 8-K/A (Amendment No. 2).

Item 2.01. Completion of Acquisition or Disposition of Assets.

Acquisition of Substantially All of the Share Capital of FD International (Holdings) Limited and All Preferred Finance Securities of FD International 2 Limited

As of October 3, 2006, FTI FD LLC (“Bidco”), a wholly owned subsidiary of FTI, commenced closing its previously announced offer to purchase (“Offer to Purchase”) the entire share capital of FD1 consisting of its issued and outstanding A Shares, B Shares and C Shares (collectively, the “Ordinary Shares”) and Deferred Shares (the “Deferred Shares,” and together with the Ordinary Shares, the “FD1 Shares”), and issued and outstanding preferred finance securities (“Preferred Finance Securities,” and together with the FD1 Shares, the “FD Shares”) of FD International 2 Limited (“FD2,” and together with FD1, “FD”) from the holders of FD Shares (the “FD Shareholders”) that commenced on September 11, 2006. Bidco received acceptances from FD Shareholders holding 4,330,164 (approximately 97%) of the issued and outstanding FD1 Shares and 100% of the issued and outstanding Preferred Finance Securities of FD2, based on completed and signed acceptance documents returned to Bidco on or before 5:00 p.m. New York time on October 9, 2006.

As previously reported in FTI’s Current Report on Form 8-K dated September 11, 2006 filed with the SEC on September 14, 2006 (the “September 11 Form 8-K”), which is incorporated by reference herein, prior to commencement of the Offer to Purchase on September 11, 2006, Bidco received irrevocable undertakings from the controlling shareholder group and 24 additional non-controlling shareholders of FD (representing approximately 76% of the FD1 Shares and the entire Preferred Finance Securities of FD2) to accept Bidco’s Offer to Purchase their FD Shares. The form of irrevocable undertaking executed by the controlling shareholder group, representing in the aggregate 44.6% of the entire share capital of FD (on a fully diluted basis) and the entire Preferred Finance Securities of FD2 contained a commitment to accept the Cash Option (as described below) in respect of all such shares and Preferred Finance Securities and was conditioned on such funds not being subject to the 50% cash holdback described in the September 11 Form 8-K, but that the entire amount be paid upon settlement. The irrevocable undertakings received from non-controlling shareholders of FD who delivered irrevocable undertakings, represent 31.3% of the entire share capital of FD1 (on a fully diluted basis). The irrevocable undertakings from the non-controlling shareholders contained commitments to elect the Earn Out Option (as described below) in respect to all shares to which the undertakings apply. As a result of the irrevocable undertakings received by Bidco, the Offer to Purchase became unconditional in all respects as of September 11, 2006. Pursuant to the Articles of Association of FD, FD Shareholders who do not accept Bidco’s offer to purchase will be required to transfer their shares to Bidco pursuant to a drag-along right if and when Bidco exercises its drag-along right. In addition, as of September 11, 2006, a Warranty Deed was entered into between Bidco and certain of the executive officers of FD who are also FD Shareholders (the “Warrantors”). Under the Warranty Deed, the Warrantors warrant, based on their actual knowledge, the accuracy of certain FD information provided to Bidco and covenant to cooperate with Bidco, not take certain business actions while the offer to purchase remains open, and upon settlement to call a board of directors meeting to appoint persons nominated by Bidco as directors of FD and its subsidiaries.

In consideration of Bidco’s acquisition of FD Shares, FD Shareholders who elected to receive the entire purchase price for their FD Shares in the form of cash (the “Cash Option”) are being paid aggregate cash consideration of £49,621,015.50. FD Shareholders who elected to receive a combination of cash (or loan note alternative), shares of common stock, par value $0.01 per share (“Common Stock”) of FTI (or loan note and put and call option alternative), and future rights to cash payments if earned (“Earn Out”) (or loan note alternative) (collectively, the “Earn Out Option”), are being paid or issued (a) aggregate cash consideration of approximately £35,763,160.91, (b) 262,291 shares of Common Stock (“Earn Out Option Shares”), based on a Common Stock price of $22.26 per share (the average closing price per share of Common Stock as reported on the New York Stock Exchange for the five trading days ending September 6, 2006), and (c) approximately (i) £3,637,197.70 principal amount of loan notes in lieu of cash (the “Cash Loan Notes”) and (ii) £10,121,523 principal amount of loan notes (“Put/Call Loan Notes”) and associated put and call options (“Put/Call Options”) exercisable for an aggregate of 862,875 shares of Common Stock (the “Put/Call Shares,” and together with the Earn Out Option Shares, the “Shares”) in lieu of Common Stock. As of October 6, 2006, all issued Put/Call Options had been exercised with respect to all Put/Call Loan Notes and FTI issued 862,875 Put/Call Shares based on a Common Stock price of $22.26 per share. The maturity dates of the Cash Loan Notes extend up to two years from the date of issuance depending on how long the relevant FD Shareholder has held FD Shares. FTI guaranteed Bidco’s Cash Loan Notes pursuant to a written parent guaranty agreement dated as of October 4, 2006 (the “Parent Guaranty Agreement”). For purposes hereof cash consideration has been expressed in British Pounds Sterling, however, certain FD Shareholders elected to receive the cash consideration for their FD Shares in US Dollars or Euros, in which case applicable currency exchange rates applied.

FD Shareholders who received Shares pursuant to the Earn Out Option entered into restricted stock agreements with FTI (“Restricted Stock Agreements”), providing for contractual restrictions on transfer, resale and disposition, as well as hedge, pledge and similar transactions (the “Restrictions”) from settlement to and including September 30, 2009. After September 30, 2007, senior management of FD, in its discretion, may waive the Restrictions applicable to a shareholder, on a case by case basis, with the consent of FTI, which consent will not be unreasonably withheld or delayed. In certain events, if a shareholder breaches certain agreements not to compete with, or solicit employees or clients or maintain the confidentiality of information of, FD and its subsidiaries, the Restrictions will extend until September 30, 2013. If on September 30, 2009 the “Market Value” per share of Common Stock (“FTI Share”) (as described below) is less than the “Closing Value” per FTI Share (as described below), then FTI will pay to such FD Shareholder in cash an amount equal to the difference between the Closing Value and the Market Value per FTI Share held by such FD Shareholder (the “Closing Value Guarantee”). For the purpose of the preceding paragraph, the “Market Value” will be deemed to be the closing price per FTI Share (as reported on the New York Stock Exchange (or such other principal securities exchange on which FTI Shares are then traded) as proportionately adjusted for stock dividends, stock splits, reverse stock splits and other adjustments from time to time affecting FTI Shares) on September 30, 2009, or if the exchange is not open for trading on such date, the next day of trading of shares of FTI Shares on which the exchange is open for trading and the “Closing Value” means $22.26 per FTI Share (the average closing price per FTI Share as reported on the New York Stock Exchange for the five trading days ending September 6, 2006). If the Restrictions lapse earlier or later than September 30, 2009, the Closing Value Guarantee will cease to apply to such shareholder.

Bidco’s Offer to Purchase (and the associated offer of securities of FTI) expired at 3.00 p.m., New York time on October 9, 2006. Pursuant to the Articles of Association of FD1, FD Shareholders who do not accept Bidco’s Offer to Purchase will be required to transfer their shares to Bidco pursuant to drag-along rights if and when Bidco exercises its drag-along right. Currently, Bidco anticipates that the acquisition of FD Shares that have not been acquired by October 10, 2006 will be deferred to February 2007.

The acquisition of FD Shares by Bidco, was funded with the proceeds of the Offering of Senior Notes described in this Current Report on Form 8-K and borrowings under FTI’s Amended and Restated Credit Agreement entered into as of September 29, 2006 (“Credit Agreement”), among FTI, the guarantors named therein, the lenders named therein and Bank of America, N.A., as Administrative Agent. Reference is made to FTI’s Current Report on Form 8-K dated September 29, 2006 filed with the SEC on October 2, 2006, which is incorporated by reference herein.

The foregoing descriptions of the Put/Call Option, irrevocable undertakings, Restricted Stock Agreement, Warranty Deed and Parent Guaranty Agreement are qualified in their entireties by reference to the complete copies of the forms of those agreements that are filed as Exhibits 4.2 and 10.2 through 10.7 to the Form 8-K and are incorporated by reference herein.

On October 3, 2006, FTI issued its Press Release announcing the acquisition of substantially all of the share capital of FD and the completion of FTI’s Offering of Senior Notes on October 3, 2006, and the closing of the Credit Agreement on September 29, 2006. A copy of the Press Release is furnished as Exhibit 99.1 to the Form 8-K and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the closing of the Offer to Purchase, as of October 4, 2006, FTI issued 262,291 Earn Out Option Shares together with the Closing Value Guarantee to FD Shareholders who elected the Earn Out Option.

As of October 4, 2006, FTI issued Put/Call Options exercisable for an aggregate of 862,875 Put/Call Shares at an exercise price of $22.26 per share. As of October 6, 2006, FTI issued 862,875 Put/Call Shares together with the Closing Value Guarantee upon exercise of all outstanding Put/Call Options issued on October 4, 2006.

The Earn Out Option Shares offered and sold as of October 4, 2006, the Put/Call Options issued as of October 4, 2006, the Put/Call Shares issued pursuant to the exercise of the Put/Call Options as of October 6, 2006, and the associated Closing Value

Guarantees, have not been registered under the Securities Act. The Shares and Put/Call Options have been offered and sold in transactions not involving public offerings in reliance on exemptions under the US federal securities laws. In the case of US persons, the Shares and Put/Call Options have been offered, sold and issued in reliance on Section 4(2) of the Securities Act to accredited investors and no more than 35 unaccredited investors in transactions not involving a public offering. In the case of non-U.S. persons, the Shares and Put/Call Options have been offered, sold and issued in reliance on Regulation S promulgated by the SEC under the Securities Act in offshore transactions to eligible FD Shareholders outside of the US. FTI did not engage in general solicitation, advertising and directed selling efforts in connection with the offering of the Shares and Put/Call Options.

On October 5, 2006, FTI issued 27,315 shares of Common Stock to the three selling shareholders of the entire share capital of G3 Consulting Limited (“G3”), pursuant to the Purchase Agreement, between the selling shareholders of G3 and FTI Consulting Limited, a subsidiary of FTI. The 27,315 shares of Common Stock have been offered, sold and issued in a transaction not involving a public offering in reliance on the exemption from registration under Section 4(2) of the Securities Act. FTI did not engage in general solicitation and advertising in connection with the offering of such shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: October 30, 2006	By:	/S/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

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